Exhibit 25.1
                                                                    ------------

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                          59-2283428
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

800 Brickell Avenue
Suite 300
Miami, Florida                                             33131
(Address of principal executive offices)                 (Zip code)


                           ---------------------------

                                   NIBCO INC.
               (Exact name of obligor as specified in its charter)

Indiana
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)
1516 Middlebury Street
Elkhart, Indiana                                           46516
(Address of principal executive offices)                 (Zip code)

                           ---------------------------

                        Unsecured Subordinated Debentures
                       (Title of the indenture securities)

                           ---------------------------

1. General information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------

                       Name                                    Address
--------------------------------------------------------------------------------
        Comptroller of the Currency
        United States Department of the
        Treasury                                        Washington, D.C. 20219
        Federal Reserve Bank                            Atlanta, Georgia 30309


        Federal Deposit Insurance Corporation           Washington, D.C. 20429

     (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717).

     6.   The consent of the trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Indianapolis, and State of Indiana, on the 9th day of July, 2004.


                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                     By:   /S/  GEORGE BAWCUM
                                         ---------------------------------------
                                     Name:   GEORGE BAWCUM
                                     Title:  ASSISTANT TREASURER

                                                                       EXHIBIT 6


                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of NIBCO INC. UNSECURED
SUBORDINATED DEBENTURES, The Bank of New York Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                    THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                    By:  /S/  George L. Bawcum
                                        ----------------------------------------
                                        Name: George L. Bawcum
                                        Title: Assistant Treasurer


Indianapolis, Indiana
July 9, 2004

                                                                       EXHIBIT 7

                             Consolidated Report of
                        Condition of THE BANK OF NEW YORK
                               TRUST COMPANY, N.A.
               of 800 Brickell Avenue, Suite 100, Miami, FL 33131


     At the close of business March 31, 2004, published in accordance with Federal regulatory authority instructions.


                                                                  Dollar Amounts
                                                                   in Thousands
ASSETS

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin...............................................   5,651
  Interest-bearing balances.............................................   3,302
Securities:
  Held-to-maturity securities...........................................       0
  Available-for-sale securities.........................................   8,726
Federal  funds sold and securities purchased under agreements to resell:
  Federal funds sold ...................................................       0
  Securities purchased under agreements to resell.......................       0
Loans and lease financing receivables:
  Loans and leases held for sale........................................       0
  Loans and leases,
    net of unearned income..............................................       0
  LESS: Allowance for loan and
    lease losses........................................................       0
  Loans and leases, net of unearned
    income and allowance ...............................................       0
Trading assets..........................................................       0
Premises and fixed assets (including
  capitalized leases)...................................................   1,112
Other real estate owned.................................................       0
Investments in unconsolidated
  subsidiaries and associated
  companies.............................................................       0
Customers' liability to this bank
  on acceptances outstanding............................................       0
Intangible assets:
  Goodwill   ...........................................................  60,292
  Other Intangible Assets ..............................................  19,132
Other assets............................................................   3,518
                                                                          ------
Total assets............................................................ 101,733
                                                                         =======

LIABILITIES

Deposits:
  In domestic offices...................................................     241
  Noninterest-bearing...................................................     241
  Interest-bearing......................................................       0
Federal  funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased...............................................       0
  Securities sold under agreements to repurchase........................       0
Trading liabilities.....................................................       0
Other borrowed money:
  (includes mortgage indebtedness
  and obligations under capitalized
  leases)...............................................................   6,000
Bank's liability on acceptances
  executed and outstanding..............................................       0
Subordinated notes and debentures.......................................       0
Other liabilities.......................................................   4,054
                                                                         -------
Total liabilities.......................................................  10,295
                                                                         =======
Minority interest in consolidated subsidiaries..........................      0

EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................       0
Common stock............................................................     750
Surplus.................................................................  69,299
Retained earnings.......................................................  21,388
Accumulated other comprehensive
         income.........................................................       1
Other equity capital components.........................................       0
                                                                         -------
Total equity capital....................................................  91,438
                                                                         -------
Total liabilities, minority interest, and equity capital................ 101,733
                                                                         =======


     I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

        Thomas J. Mastro  )        Comptroller


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


        Richard G. Jackson         )
        Nicholas C. English        )       Directors
        Karen B. Shupenko          )